TO: The Purchasers of Consolidated Energy, Inc. Notes and Warrants pursuant to the Securities Purchase Agreement dated January 13, 2006 (the "Agreement")


This letter will confirm my agreement to vote all shares of Consolidated Energy, Inc., a Wyoming corporation, ("CEIW") voting stock over which I have voting control, and to vote and/or recommend in my capacity as a member of the board of directors of CEIW, as applicable, for the individuals designated as new board members pursuant to Section 4.2(s) of the Agreement at all board of directors and shareholders meetings where directors are to be nominated or elected for so long as the Notes issued pursuant to the Agreement are outstanding. This agreement is given in consideration of, and as a condition to enter into such Agreement and is not revocable by me.


                                By: /s/ Carl Baker
                                ----------------------------
                                Name of Director: Carl Baker
                                Number of Shares:
                                Percentage Beneficial Ownership:

TO: The Purchasers of Consolidated Energy, Inc. Notes and Warrants pursuant to the Securities Purchase Agreement dated January 13, 2006 (the "Agreement")


This letter will confirm my agreement to vote all shares of Consolidated Energy, Inc., a Wyoming corporation, ("CEIW") voting stock over which I have voting control, and to vote and/or recommend in my capacity as a member of the board of directors of CEIW, as applicable, for the individuals designated as new board members pursuant to Section 4.2(s) of the Agreement at all board of directors and shareholders meetings where directors are to be nominated or elected for so long as the Notes issued pursuant to the Agreement are outstanding. This agreement is given in consideration of, and as a condition to enter into such Agreement and is not revocable by me.


                                 By: /s/ Edward Jennings
                                 ---------------------------------
                                 Name of Director: Edward Jennings
                                 Number of Shares:
                                 Percentage Beneficial Ownership:

TO: The Purchasers of Consolidated Energy, Inc. Notes and Warrants pursuant to the Securities Purchase Agreement dated January 13, 2006 (the "Agreement")


This letter will confirm my agreement to vote all shares of Consolidated Energy, Inc., a Wyoming corporation, ("CEIW") voting stock over which I have voting control, and to vote and/or recommend in my capacity as a member of the board of directors of CEIW, as applicable, for the individuals designated as new board members pursuant to Section 4.2(s) of the Agreement at all board of directors and shareholders meetings where directors are to be nominated or elected for so long as the Notes issued pursuant to the Agreement are outstanding. This agreement is given in consideration of, and as a condition to enter into such Agreement and is not revocable by me.


                                 By: /s/ Barry W. Tackett
                                 ----------------------------------
                                 Name of Director: Barry W. Tackett
                                 Number of Shares: 350,000
                                 Percentage Beneficial Ownership:

TO: The Purchasers of Consolidated Energy, Inc. Notes and Warrants pursuant to the Securities Purchase Agreement dated January 13, 2006 (the "Agreement")


This letter will confirm my agreement to vote all shares of Consolidated Energy, Inc., a Wyoming corporation, ("CEIW") voting stock over which I have voting control, and to vote and/or recommend in my capacity as a member of the board of directors of CEIW, as applicable, for the individuals designated as new board members pursuant to Section 4.2(s) of the Agreement at all board of directors and shareholders meetings where directors are to be nominated or elected for so long as the Notes issued pursuant to the Agreement are outstanding. This agreement is given in consideration of, and as a condition to enter into such Agreement and is not revocable by me.


                                 By: /s/ Joseph G. Jacobs
                                 ----------------------------------
                                 Name of Director: Joseph G. Jacobs
                                 Number of Shares:351,000
                                 Percentage Beneficial Ownership:

TO: The Purchasers of Consolidated Energy, Inc. Notes and Warrants pursuant to the Securities Purchase Agreement dated January 13, 2006 (the "Agreement")


This letter will confirm my agreement to vote all shares of Consolidated Energy, Inc., a Wyoming corporation, ("CEIW") voting stock over which I have voting control, and to vote and/or recommend in my capacity as a member of the board of directors of CEIW, as applicable, for the individuals designated as new board members pursuant to Section 4.2(s) of the Agreement at all board of directors and shareholders meetings where directors are to be nominated or elected for so long as the Notes issued pursuant to the Agreement are outstanding. This agreement is given in consideration of, and as a condition to enter into such Agreement and is not revocable by me.


                                 By: /s/ David Guthrie
                                 -------------------------------
                                 Name of Director: David Guthrie
                                 Number of Shares:750,000
                                 Percentage Beneficial Ownership: